Thrivent Series Fund, Inc.

Supplement to Statement of Additional Information (SAI)

dated April 30, 2010

The paragraphs below relating to Goldman Sachs Asset Management, L.P. (“GSAM”) are added to the following sections of the SAI:

1.	Page 49 (after last full paragraph of the page),

2.	Page 59 (before paragraph entitled “GSAM Portfolio Managers”) and

3.	Page 61 (before paragraph entitled “Mercator Portfolio Managers”).

Litigation Related to an Affiliate of GSAM

On April 16, 2010, the Securities and Exchange Commission (“SEC”) brought an action against Goldman, Sachs & Co. (“GS&Co.”), an affiliate of GSAM, and one of GS&Co.’s employees, alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. GS&Co. and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.

Neither GSAM nor any GSAM-managed funds have been named in the SEC complaint, and the complaint does not seek any penalties against GSAM or against any employee who is or has been part of GSAM. Because of a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, in certain circumstances, result in a situation in which GSAM would be ineligible to serve as investment adviser for mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past. In the view of GS&Co. and GSAM, neither the matters alleged in the SEC complaint or any such similar proceedings nor their eventual resolution are likely to have a material effect on the ability of GSAM or its affiliates to provide services to GSAM-managed funds.

The date of this Supplement is May 5, 2010

Please include this Supplement with your SAI

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